Exhibit 99.1

Maxar Technologies Closes Sale of Senior Secured Notes; Completes
Amendment and Extension of its Credit Facilities;

and Settles Redemption of Existing 2023 Notes

Westminster, CO – June 14, 2022 – Maxar Technologies Inc. (NYSE:MAXR) (TSX:MAXR), a provider of comprehensive space solutions and secure, precise, geospatial intelligence, today announced the closing of its sale of $500 million aggregate principal amount of 7.750% senior secured notes due 2027 (the “Notes”). The Notes were offered and sold in the United States only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and to non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act.

“I am pleased with the closing of these financing transactions,” stated Biggs Porter, Chief Financial Officer. “One of our key priorities this year has been to address our upcoming debt maturities to provide the financial flexibility needed to execute on our long-term strategy. When combined with the recent award of the EOCL program by the NRO, we have significantly improved the visibility of the business for all Maxar’s stakeholders.”

The Notes are senior, first-priority secured obligations of the Company initially guaranteed on a senior, first-priority secured basis by the Company’s subsidiaries that are guarantors under its syndicated credit facility and its 7.54% Senior Secured Notes due 2027. Substantially concurrently with the issuance of the Notes, the Company amended and restated its existing syndicated credit facility, among the Company, certain subsidiary guarantors and the lenders from time to time party thereto to, among other things (i) refinance or repay all outstanding term loans and replace revolving commitments, (ii) amend certain terms and covenants, (iii) extend the maturity date for the revolving facility to 2027, provided that if the Notes are not repaid in full by the date that is 91 days prior to the maturity date of the Notes (the “Springing Maturity Date”), the maturity date for the revolving facility will be the Springing Maturity Date, (iv) extend the maturity date of the term loan to 2029, provided that if the Notes are not repaid in full by the Springing Maturity Date, the maturity date for the term loan will be the maturity date of the Notes, and (v) increase the total amount of term loans outstanding to $1,500 million.

Separately, the Company settled the previously announced redemption of the outstanding principal amount of its 9.75 Senior Secured Notes due 2023 (the “2023 Notes”), from the net proceeds of the Notes offering, along with proceeds from borrowings under its amended and restated syndicated credit facility and cash on hand. As of March 31, 2022, $500 million of the 2023 Notes remained outstanding. The 2023 Notes were repurchased at a price of 107.313% of the principal amount thereof, plus accrued but unpaid interest to the date of redemption.

The Notes and the guarantees have not been, and will not be registered under the Securities Act of 1933, or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

This press release does not constitute an offer to sell nor a solicitation of an offer to buy the Notes or any other securities, and no offer, solicitation or sale will be made in any jurisdiction in which, or to any persons to whom, such an offer, solicitation or sale is unlawful. Any offers of the Notes will be made only by means of a private offering memorandum. This press release does not constitute an offer to purchase, a solicitation of an offer to purchase or a notice of redemption for the 2023 Notes. This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

About Maxar

Maxar Technologies (NYSE:MAXR) (TSX:MAXR) is a provider of comprehensive space solutions and secure, precise, geospatial intelligence. We deliver disruptive value to government and commercial customers to help them monitor, understand and navigate our changing planet; deliver global broadband communications; and explore and advance the use of space. Our unique approach combines decades of deep mission understanding and a proven commercial and defense foundation to deploy solutions and deliver insights with unrivaled speed, scale and cost-effectiveness. Maxar’s 4,400 team members in over 20 global locations are inspired to harness the potential of space to help our customers create a better world.

Forward-Looking Statements

This release contains "forward-looking statements" as defined in Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. Forward-looking statements include all statement that are not historical statements of facts. Forward-looking statements are often identified by the words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could,” “may,” “estimate,” “outlook” and similar expressions, including the negative thereof.

These forward-looking statements are based on management’s current expectations and assumptions based on information currently known to us and our projections of the future, about which we cannot be certain. Forward-looking statements are subject to various risks and uncertainties which could cause actual results to differ materially from the anticipated results or expectations expressed in this press release. As a result, although we believe we have a reasonable basis for each forward-looking statement contained in this press release, undue reliance should not be placed on the forward-looking statements because the Company can give no assurance that they will prove to be accurate. Risks and uncertainties that could cause actual results to differ materially from current expectations include factors that affect the Company's business and financial results including: risks related to the conflict in Ukraine or related geopolitical tensions; the COVID-19 pandemic and its impact on our business operations, financial performance, results of operations and stock price; our ability to generate a sustainable order rate for our satellite and space manufacturing operations within our Space Infrastructure segment, including our ability to develop new technologies to meet the needs of existing or potential customers; risks related to our business with various governmental entities, which is subject to the policies, priorities, regulations, mandates and funding levels of such governmental entities; our ability to meet our contractual requirements and the risk that our products contain defects or fail to operate in the expected manner; the risk of any significant disruption in or unauthorized access to our computer systems or those of third parties that we utilize in our operations; the ability of our satellites to operate as intended and risks related to launch delays, launch failures or damage or destruction to our satellites during launch; risks related to the interruption or failure of our infrastructure or national infrastructure; and the risk factors set forth in Part II, Item 1A, “Risk Factors” in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 and filed with the Securities and Exchange Commission (the "SEC") on May 9, 2022, as such risks and uncertainties may be updated or superseded from time to time by subsequent reports we file with the SEC.

The forward-looking statements contained in this press release speak only as of the date hereof are expressly qualified in their entirety by the foregoing risks and uncertainties. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial may also materially adversely affect our business, prospects, financial condition, results of operations and cash flows. The Company undertakes no obligation to publicly update or revise any of its forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except to the extent required by law.

Unless stated otherwise or the context otherwise requires, references to the terms “Company,” “Maxar,” “we,” “us,” and “our” refer collectively to Maxar Technologies Inc. and its consolidated subsidiaries

Jason Gursky | VP Investor Relations and Corporate Treasurer | 1-303-684-2207 | jason.gursky@maxar.com

Fernando Vivanco | Maxar Media Relations | 1-720-877-5220 | fernando.vivanco@maxar.com